SETTLEMENT AGREEMENT AND RELEASE

In the interest of closure and in the mutual resolution of their differences, this SETTLEMENT AGREEMENT AND RELEASE (the “Agreement”) is made and entered into effective as of the 3rd day of September, 2013, (the “Effective Date”), by and between the following Parties:

Cellcast UK Limited, a company organized under the laws of England, with a Company No. 04327957, having its principal office at 35 Soho Square, London, England W1D 3QX, and its subsidiaries and affiliates (“Cellcast UK”);

Sky Telemedia (UK) Limited, a company organized under the laws of England, with a Company No. 03625688, having its principal office at 35 Soho Square, London, England W1D 3QX and its subsidiaries and affiliates (“Sky Telemedia”);

Cellcast PLC, a company organized under the laws of England, with a Company No. 05342662, having its principal office at The Registry, 34 Beckenham Road, Beckanham, Kent, England BR3 4TU and its subsidiaries and affiliates (“Cellcast PLC”, which collectively with Cellcast UK, and Sky Telemedia will hereafter be referred to as the “Cellcast Parties”);

EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., a limited company duly organized and existing under the laws of Brazil, having its principal office at Rua Professor Edgard de Moraes, 534, Bairro Centro, CEP 06502-165 - Santana de Parnaíba, São Paulo, Brazil (“EsoTV”);

Brazil Interactive Holdings LLC, a limited liability company organized under the laws of the state of Delaware, USA, having its principal office at 151 W. Passaic Street, Rochelle Park, NJ 06772 (“BIH”);

Brazil Interactive Media, Inc., a corporation organized under the laws of the state of Delaware, USA, having its principal office at 801 Brickell Avenue, Suite 900, Miami, FL 33130 (“BIMI”, which collectively with EsoTV will hereafter be referred to as the “BIMI Parties”); and

Dutchess Advisors LLC, a limited liability corporation duly organized and existing under the laws of the state of Connecticut, USA, having its principal office at 50 Commonwealth Avenue, Suite 2, Boston, MA 02116, and its current or former owners, principals, members, directors, officers, employees, representatives, agents, successors or assigns, or any affiliates, subsidiaries or related entities and their respective current or former owners, principals, members, directors, officers, employees, representatives, agents, successors or assigns, including but not limited to Dutchess Opportunity Fund II LP, a limited partnership duly organized and existing under the laws of the state of Delaware, USA, Dutchess Global Strategies Fund LLC, a limited liability corporation duly organized and existing under the laws of the State of New York, USA, Michael Novielli, and Douglas Leighton (which collectively will hereafter be referred to as “Dutchess Capital”).

The signatories to this Agreement will hereafter be referred to as the “Parties.”

PREAMBLE

WHEREAS, prior to the acquisition of EsoTV by BIMI, EsoTV entered into a cooperative business arrangement with the Cellcast Parties in which the Cellcast Parties produced a television show at EsoTV’s production facilities in São Paulo, Brazil (the “Venture”); and

WHEREAS, pursuant to the Venture, among other things, (i) Cellcast UK was to pay for broadcast media and certain costs of production to produce one or more television programs for broadcast, and EsoTV was to perform the broadcast media block time procurement, provide the operational facilities, telecom interconnectivity and broadcast capabilities, and pay certain costs of production, and (ii) EsoTV and Cellcast UK would split evenly the profits from the broadcast of Cellcast UK’s television shows in Brazil after the pre-profit reimbursement of broadcast media buying money to Cellcast UK; and

WHEREAS, as part of the Venture (i) a working capital loan was made by Cellcast UK to EsoTV in the amount of USD170,000 (one hundred seventy thousand U.S. dollars), documented in a promissory note drafted by counsel for Cellcast UK and executed by EsoTV in favor of Cellcast UK and secured by a lien on the assets of EsoTV (the “Original Note”), and (ii) an advance of media buying funds from Cellcast UK to EsoTV in the amount USD220,000 (two hundred twenty thousand U.S. dollars) (the “Media Funds”); and

WHEREAS, the television shows produced under the Venture were cancelled, resulting in economic losses to the Parties; and

WHEREAS, subsequent to the cancellation of production of the television programs under the Venture, the Parties fell into disagreements with regard to the repayment of the Original Note and the conduct of the Parties during the Venture (the “Dispute”); and

WHEREAS, the Parties to this Agreement desire to avoid the necessity, expense, inconvenience and uncertainty of litigation, and to resolve and settle all claims, differences and causes of action arising out of, or in any way related to the Venture and the Dispute;

NOW, THEREFORE, in consideration of the releases and mutual promises contained herein, and other good and valuable consideration exchanged between the Parties, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Settlement

1.1 The Parties agree that in consideration of the mutual promises and conditions contained in this Agreement, the BIMI Parties shall pay to Cellcast UK, in full and complete satisfaction and settlement of the Venture and the Dispute, cash, debt and equity in the amounts and on the dates as on the Exhibit A attached to this Agreement, and hereby incorporated as an integral part of this Agreement (“Settlement Payments”).

1.2 On September 3, 2013, the BIMI Parties will pay the initial cash settlement of USD100,000 (one hundred thousand U.S. dollars) to Cellcast UK by wire transfer to Cellcast UK’s account with Barclays in England identified in the wire transfer instruction letter previously delivered to the BIMI Parties prior (the “Designated Account”). The BIMI Parties hereby agree to make each of the subsequent five cash settlement installments of USD10,000 (ten thousand U.S. dollars) by making timely payments according to the post-closing payment schedule listed in Exhibit A. Each of the post-closing payments shall be paid into the Designated

Account. Cellcast UK shall bear responsibility for maintaining the Designated Account and communicating the account particulars to the BIMI Parties so as to allow timely payments to be made. The BIMI Parties’ obligation to pay under this Agreement is conditioned upon the Cellcast Parties’ maintenance of the Designated Account and neither Dutchess Capital nor the BIMI Parties shall be considered in breach of this Agreement due to any late or missed cash installment payment under this Agreement if such late or missed payment is a result of the Cellcast Parties’ failure to maintain and/or communicate the appropriate particulars on, the Designated Account. The Designated Account may be changed by Cellcast UK, but must be a Cellcast UK-owned account, in Cellcast UK’s name, located in England.

1.3 Concurrently with the execution and delivery of this Agreement, the BIMI Parties will deliver to Cellcast UK a fully executed promissory note in favor of Cellcast UK in the amount of USD200,000 (two hundred thousand U.S. dollars) (the “Settlement Note”). The form of the Settlement Note is attached hereto as Exhibit B. The Settlement Note shall bear an interest rate of 10% (ten percent) per annum, shall be paid in 24 (twenty-four) equal monthly payments of USD9,229.00, and shall be secured by a first priority lien on EsoTV’s assets as listed in the Original Note. Concurrently with the execution and delivery of this Agreement, Cellcast UK will terminate and forgive the Original Note between Cellcast UK and EsoTV in the principal amount of USD170,000 (one hundred seventy thousand U.S. dollars) executed on November 27th, 2012. At the Effective Date, and upon delivery of the Settlement Note, Cellcast UK shall deliver to BIMI the terminated Original Note for immediate cancellation. The BIMI Parties will make all payments on the Settlement Note in United States dollars, from a United States account, into the Designated Account. Cellcast UK shall bear responsibility for maintaining the Designated Account and for communicating the account particulars to the BIMI Parties so as to allow timely payments to be made. The BIMI Parties’s obligation to make each payment due under the Settlement Note shall be conditioned upon the Cellcast Parties’ maintenance of the Designated Account. The Cellcast Parties agree that the BIMI Parties shall not be considered in default of such Settlement Note or in breach of this Agreement due to any late or missed payment under the Settlement Note if such late or missed payments are a result of the Cellcast Parties’ failure to maintain, and/or communicate the appropriate particulars on, the Designated Account.

1.4 Concurrently with the execution and delivery of this Agreement, BIMI will deliver to Cellcast UK a fully executed payment and performance guarantee of (i) all payments required to be made by the BIMI Parties under Paragraphs 1.2 and 1.3 and (ii) all of the BIMI Parties’s other obligations hereunder (the “BIMI Guarantee”). The form of the BIMI Guarantee is attached hereto as Exhibit C. The BIMI Guarantee is governed by the law of and shall be enforceable in the courts of the State of Delaware, U.S.A.

1.5 All payments made under Paragraphs 1.2 and 1.3 above shall be made without any withholdings or deductions of any kind. In the event that any such payment would be subject to any governmental or other withholding obligation or deduction, such payment shall be made, without deduction, by the BIMI parties. Any and all payments required to be made by the BIMI parties hereunder may be prepaid at any time without penalty.

1.6 BIMI agrees to issue to Cellcast UK an aggregate of one million (1,000,000) shares of BIMI’s restricted common stock (the “Common Stock”). The shares of Common Stock shall be delivered to Cellcast UK’s U.S. securities counsel at TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California 90067 USA, Attn: Istvan Benko, using best efforts to deliver the certificate representing the Common Stock no later than seven business days following the Effective Date. Concurrently with the execution and delivery of this Agreement, BIMI shall deliver to Cellcast UK’s U.S. securities counsel at TroyGould PC, a copy of a letter of request of issuance for the Common Stock to BIMI’s transfer agent, which letter of request contains irrevocable instructions to (i) issue the Common Stock in Cellcast UK’s name and (ii) promptly deliver to TroyGould PC a new stock certificate representing the 1,000,000 shares registered in Cellcast UK’s name. The transferability and sale of the Common Stock shall be at all times subject to the United States federal securities laws, as applicable, and a lock-up leak-out agreement (the form of which is attached hereto Exhibit “D”) executed by Cellcast UK and delivered to BIMI concurrently with the delivery of this Agreement. The holders of the Common Stock shall be granted piggy-back registration rights as contained in the form of the Common Stock Agreement attached hereto as Exhibit “E.” BIMI hereby consents to the issue of the Common Stock to Cellcast UK, and agrees to fully cooperate with the Common Stock issuance by providing to its transfer agent all required instructions, notices or other legal documentation requested by the transfer agent (including a legal opinion of BIMI’s counsel, if necessary).

1.7 The cash payments and the Common Stock due hereunder may not be offset by any obligations deemed owed by the Cellcast Parties or otherwise.

2. Covenant Not To Sue and Indemnify

2.1 In exchange for and conditioned upon the full performance of the promises made by and between the Parties in this Agreement, the Parties covenant not to institute legal action against any of the other Parties, or against their current, former or future officers, directors and/or shareholders and Affiliates for any act or omission arising from or related to the Venture or the Dispute. As used herein, “Affiliate” means (a) any person directly or indirectly controlling, controlled by or under common control with the specified person, (b) a person owning or controlling ten percent or more of the outstanding voting securities of the specified person, (c) a person ten percent or more of whose outstanding voting securities are owned or controlled by the specified person, (d) any officer, director, general partner, manager or trustee of the specified person, and (e) if the specified person is an officer, director, general partner, manager or trustee, any corporation, partnership, limited liability company or trust for which the specified person acts in any such capacity.

2.2 The Parties agree to defend and indemnify the other Parties and their respective Affiliates for any claims arising from the Venture or the Dispute made by any third-parties acting by, through, under or on account of the conduct of the indemnifying party. Such indemnification shall extend only to claims or actions against any of the Parties arising from the Venture or the Dispute, and shall not be interpreted as an indemnification by any Party for claims or actions unrelated to the Venture or the Dispute, or any claim or action originating prior to 2012.

3. Release and Discharge

3.1 In consideration of the mutual promises contained herein, and conditioned upon the full performance of the Parties of the obligations created by this Agreement and the Exhibits hereto and the accuracy of all representations made herein, the receipt and sufficiency of which is hereby acknowledged, the Cellcast Parties on the one hand, and BIMI, EsoTV and Dutchess Capital on the other, for themselves, all predecessors, successors, members, parents, subsidiaries, assigns, and agents and all other persons, firms and corporations in privity with any of them, do for themselves, their successors, Affiliates and/or assigns, hereby fully and forever Release, Acquit and Discharge each other and all of their current, former and future officers, directors, employees (whether on a full-time, part-time, or contract basis), managers, agents, representatives, partners, shareholders, members, venturers, attorneys, heirs, successors, Affiliates (including, but not limited to Dutchess Advisors LLC and its related entities and directors and owners, including, but not limited to Dutchess Opportunity Fund II LP, Dutchess Global Strategies Fund LLC, Michael Novielli and Douglas Leighton), and/or assigns, and any other related companies, and their officers, directors, current employees (whether on a full-time, part-time, or contract basis), agents, representatives, partners, venturers, attorneys, successors, affiliates and/or assigns, from and against all actions, cause of actions, claims, suits, debts, damages, judgments, causes of action, liabilities, and demands whatsoever, whether matured or unmatured, whether at law or in equity, whether before a local, state, federal or foreign court, or state, federal or foreign administrative agency or commission, and whether now known or unknown, liquidated or unliquidated, that the Cellcast Parties, BIMI, EsoTV or Dutchess Capital parties now has or may have had, or hereafter claims to have, on behalf of itself or any other person, from the beginning of time to the date of the final act of settlement, save and except only for those obligations created by this Agreement. This Release is intended to be as broad, general and comprehensive as the law allows.

3.2 In consideration of the mutual promises contained herein, and conditioned upon the full performance of the Parties of the obligations created by this Agreement and the Exhibits hereto and the accuracy of all representations made herein, the receipt and sufficiency of which is hereby acknowledged, the Cellcast Parties on the one hand, and BIMI on the other, for themselves, all predecessors, successors, members, parents, subsidiaries, assigns, and agents and all other persons, firms and corporations in privity with any of them, do for themselves, their successors, Affiliates and/or assigns, hereby fully and forever Release, Acquit and Discharge each other and all of their current, former and future officers, directors, employees (whether on a full-time, part-time, or contract basis), managers, agents, representatives, partners, shareholders, members, venturers, attorneys, heirs, successors, Affiliates (including, but not limited to Themistocles Psomiadis, Alan T. Hawkins, Andrea Villas Boas and José Percival Palesel), and/or assigns, and any other related companies, and their officers, directors, current employees (whether on a full-time, part-time, or contract basis), agents, representatives, partners, venturers, attorneys, successors, affiliates and/or assigns, from and against all actions, cause of actions, claims, suits, debts, damages, judgments, causes of action, liabilities, and demands whatsoever, whether matured or unmatured, whether at law or in equity, whether before a local, state, federal or foreign court, or state, federal or foreign administrative agency or commission, and whether now known or unknown, liquidated or unliquidated, that the Cellcast Parties or BIMI now has or may have had, or hereafter claims to have, on behalf of itself or any other person, arising from the Venture or the Dispute, save and except only for those obligations created by this Agreement.

3.3 Notwithstanding anything to the contrary, the releases contained in Paragraphs 3.1 and 3.2 shall only be effective upon the complete performance of all obligations under this Agreement by the party seeking to enforce the release.

3.4 Incorporated by reference and made an integral part of this Agreement are the individual Releases attached as Exhibits F-1 through F-11, duly executed by an authorized person for each of the Parties, and the Parties intend for such individual Releases to be enforceable independently or in conjunction with this Agreement. The releases of the Parties in Paragraph 4.1 above and the individual Releases shall only be effective upon complete performance by the party seeking to enforce the release.

4. No Admission

It is understood that this Agreement does not constitute and shall not be construed as an admission of liability or wrongdoing by the Parties.

5. Fees and Costs

The parties agree that each of them shall be responsible for their own attorney fees and costs, and other costs of settlement, incurred as a result of this dispute.

6. Binding Effect

The parties understand the terms of this Agreement and enter into it voluntarily, and this Agreement is binding on and shall inure to the benefit of, the parties hereto and their respective heirs, representatives, successors and assigns.

7. Integrated Agreement; Severability

This document, including the attached and incorporated Exhibits, constitutes a final and complete statement of the Agreement between the parties. No other prior or contemporaneous representations, inducements, promises, or agreements, oral or otherwise, between the parties relating to the subject matter hereof and not embodied in this Agreement shall be of any force or effect. There shall be no modifications or amendments to this Agreement unless they are in writing, signed by the parties. If any provision of this Agreement shall for any reason be held to be invalid, unenforceable, or contrary to public policy, whether in whole or in part, the remaining provisions shall not be affected by such holding.

8. Confidentiality

Except as may be required by law, the Parties agree that they shall keep the terms, amount, and fact of settlement strictly confidential and promise that neither they nor their representatives will disclose, either directly or indirectly, any information concerning this settlement (or the fact of settlement) to anyone except their attorneys, accountants and agents, or as required by law.

9. No Statements Regarding the Parties

The Parties agree that neither they nor their representatives will make any public communication or statement, verbal or written, that concerns or mentions another Party, except for legal disclosures required by law.

10. Representations and Warranties

The Parties represent and warrant to each other as follows:

10.1 No other person or entity has, or has had, any interest in the claims, demands, obligations, or causes of action referred to in this Agreement, except as otherwise set forth herein.

10.2 The Parties have the sole right and exclusive authority to execute this Agreement and any of the other documents or agreements contemplated hereby, including, but not limited to the Releases (collectively, the “Documents”), and that the Parties have not sold, assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations or causes of action referred to in this Agreement.

10.3 Each Party represents unto the other that no other additional act, approval, court order or consent is required for the execution and delivery of this Agreement and/or any of the documents to be delivered hereunder and that the approvals and executions are by Parties with the proper authority, capacity, and authorization to act for and on behalf of the appropriate entity.

10.4 Each Party represents that its execution, delivery, and performance of this Agreement and the Documents, the consummation by that Party of the transactions contemplated herein and therein and the compliance by that Party with the provisions of this Agreement and the Documents, have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time or both (i) result in any violation of the provisions of the Certificate of Incorporation, the By-laws or other organizational or charter documents of that Party; or (ii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over that Party or any of its material properties or material businesses.

10.5 The signatories hereto further warrant that they have read this Agreement carefully, that they know the contents hereof and sign the same as their own free act. All Parties are represented by legal counsel in this matter. All Parties’ legal counsel have read and explained to the Parties the entire contents of this Agreement, as well as the legal consequences of the releases contained herein and attached hereto, and all Parties understand that these releases shall operate as a full and complete and final release and settlement of claims to the extent described herein.

10.6 Other than these representation and warranties, the Parties have not relied upon any other representation or warranty and have not relied upon representations of counsel other than their own in executing this Agreement. All Parties hereby disavow any claim of fraudulent inducement, error, good faith error, unilateral error or bilateral error in executing this Agreement or any of the Documents.

11. Construction Against Party Drafting

The Parties acknowledge that all parties, through their legal counsel, played an equal role in drafting and/or had an equal opportunity to review and/or modify the provisions set forth in this Agreement. Thus, in the event of any misunderstanding, ambiguity, or dispute concerning this Agreement’s provisions, or interpretations, no rule of construction shall be applied that would result in having this Agreement interpreted against any party.

12. Review by Parties and Counsel

All parties acknowledge that they have carefully read this Agreement, and fully understand its meaning and intent. The parties also acknowledge that they have had the Agreement explained to them by their counsel, and they understand its legal consequences. The parties agree to all the terms of the Agreement and are voluntarily signing below. The only consideration for the parties signing the Agreement are the terms stated in the Agreement and its Exhibits, and no other promises or representations of any kind have been made by any person or entity to cause them to sign this Agreement. In construing this Settlement Agreement and in determining the rights of the Parties, no party shall be deemed to be the drafter or creator of this Settlement Agreement.

13. Notice.

All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered personally by a Party hereto, or by messenger, to a person over the age of 18 years at the notified Party’s address listed below, or (ii) when delivered by next day express courier to the notified Party’s address listed below, or (iii) upon delivery or refusal of same after having been mailed by registered or certified mail, return receipt requested, postage prepaid, to the notified Party’s address listed below, as follows:

If to the Cellcast Parties:

CELLCAST UK LIMITED

35 SOHO SQUARE LONDON W1D 3QX UK

With a copy to:

Istvan Benko, Esq.

TroyGould PC

1801 Century Park East, 16th Floor

Los Angeles, California, 90067 USA

If to BIMI:

Alan Hawkins, General Counsel

801 Brickell Avenue, Suite 900

Miami, Florida 33131

With a copy to:

Peter Gennuso

Thompson Hine LLP

335 Madison Avenue

New York, New York 10017

If to EsoTV:

Daniel M. Majzoub

Majzoub Law Firm

R. Napoleão de Barros, 284 - Vila Mariana

São Paulo, 04024-000, Brazil

If to Dutchess Capital:

Joshua Briones

DLA Piper LLP (US)

2000 Avenue of the Stars

Suite 400 – North Tower

Los Angeles, California 90067

14. Governing Law

This Agreement shall be governed by the laws of the state of Delaware. The Parties, by their execution of this Agreement, submit to the jurisdiction of the courts of the State of Delaware and agree that venue shall be exclusively in of the Courts located in the County of New Castle, in the State of Delaware, or in the United States District Court located in Wilmington, Delaware.

15. Additional Documents; Further Assurances

All parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement. In particular, EsoTV agrees to fully cooperate with the perfection of the lien on its assets in Brazil, including the execution of a security agreement and any instrument required to be filed, recorded or registered.

16. Captions

The section captions in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections nor in any way affect this Agreement.

17. Counterparts

This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each and every party hereto and delivered to each and every other party hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this SETTLEMENT AGREEMENT AND RELEASE effective as of the date above written.

Cellcast UK Limited ________________________________ By: Title:	EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda. ________________________________ By: Title:

Sky Telemedia (UK) Limited

________________________________

By:

Title:

Cellcast PLC

________________________________

By:

Title:

Dutchess Opportunity Fund II LP

________________________________

By:

Title:

Douglas H. Leighton

________________________________

An individual

Michael Novielli

________________________________

An individual

Brazil Interactive Media, Inc.

________________________________

By:

Title:

Brazil Interactive Holdings LLC

________________________________

By:

Title:

Dutchess Advisors LLC

________________________________

By:

Title:

Dutchess Global Strategies Fund LLC

________________________________

By:

Title:

EXHIBIT A

PAYMENTS

(in USD)
Cash (at Effective Date)	$100,000
Cash (30 days post-Effective Date)	$10,000
Cash (60 days post-Effective Date)	$10,000
Cash (90 days post-Effective Date)	$10,000
Cash (120 days post-Effective Date)	$10,000
Cash (150 days post-Effective Date)	$10,000
Settlement Promissory Note	24 mos/10% annum =
Monthly Principal and Interest Payment	US$9,229/month
Principal Face Amount of Note	US$200,000
BIMI Common Stock	One million (1,000,000) shares of restricted common stock
(value agreed upon at $0.30/share)
Total Value	$650,000

EXHIBIT B

SETTLEMENT NOTE

INSTRUMENTO PARTICULAR DE CONFISSÃO DE DÍVIDA

Pelo presente Instrumento Particular de Confissão de Dívida (“Confissão de Dívida”), em que são partes:

(I) CELLCAST UK LIMITED, sociedade limitada existente e organizada segundo as leis do Reino Unido, com sede na 40 Gerrard Street, London, UK, representada neste ato por seu representante legal, doravante referida como CELLCAST ou CREDORA;

(II) ESOTV BRASIL PROMOÇÃO PUBLICIDADE LICENCIAMENTO E COMÉRCIO LTDA., sociedade limitada inscrita no CNPJ/MF sob o n.º 10.563.796/0001-44, com sede na Rua Professor Edgard de Moraes, n.º 534, Centro, Santana do Parnaíba – SP, Brasil, representada neste ato por seu representante legal, doravante referida como ESOTV ou DEVEDORA;

(III) BRAZIL INTERACTIVE MEDIA INC., sociedade com sede na 801 Brickell Avenue, Suite 900, Miami, Florida 33131 USA, neste ato representada na por seu representante legal, doravante referida como BIMI e FIADORA;

E quando CELLCAST, ESOTV E BIMI forem referidas em conjunto serão denominadas “Partes” e, individualmente, “Parte”.

Resolvem as Partes acima qualificadas celebrar a presente Confissão de Dívida, mediante as seguintes cláusulas e condições:

CLÁUSULA PRIMEIRA – CONFISSÃO DE DÍVIDA

1.1. A ESOTV, neste ato, de forma irrevogável e irretratável, reconhece e confessa ser devedora da CELLCAST pela importância líquida, certa e exigível de US$ 350.000,00 (trezentos e cinquenta mil dólares) (“Dívida”), relativa a débitos oriundos do “Instrumento Particular de Empréstimo com Garantia de Penhor Mercantil de Equipamentos”, firmado em 27 de novembro de 2012.

1.2. ESOTV e BIMI reconhecem que não existem restrições, pendências ou qualquer outro tipo de discussão ou controvérsia quanto ao valor, origem, natureza e título da Dívida ora confessada.

CLÁUSULA SEGUNDA – CONDIÇÕES DE PAGAMENTO

2.1. A ESOTV obriga-se a quitar o débito confessado na Cláusula Primeira conforme cronograma abaixo:

i)                   US$ 100.000,00 (cem mil dólares), a serem pagos no dia 03 (três) de setembro;

ii)                 US$ 50.000,00 (cinquenta mil dólares), a serem pagos em 5 (cinco) parcelas mensais de US$ 10.000,00 (dez mil dólares) cada, sendo (i) a primeira com vencimento no trigésimo dia posterior ao primeiro pagamento e (ii) as subsequentes nos mesmos dias dos meses que se seguirem;

iii)               US$ 221.496,00 (duzentos e vinte e um mil quatrocentos e noventa e seis dólares), a serem pagos em 24 (vinte e quatro) parcelas mensais, no valor de US$ 9.229,00 (nove mil duzentos e vinte e nove dólares) sendo (i) a primeira com vencimento no trigésimo dia posterior ao primeiro pagamento e (ii) as subsequentes nos mesmos dias dos meses que se seguirem;

2.2. A ESOTV declara-se ciente de que os valores das parcelas da Dívida deverão ser pagos nos seus respectivos vencimentos, independentemente de qualquer comunicação a ser apresentada pela CELLCAST, sendo certo que a ESOTV não se liberará de suas obrigações e responsabilidades no caso de efetuar pagamentos a menor.

2.3. As parcelas da Dívida serão pagas pela ESOTV mediante depósito, sem qualquer tipo de dedução, seja de que natureza for, em conta estrangeira de titularidade da CELLCAST, cujos dados seguem abaixo:

CLÁUSULA TERCEIRA – ENCARGOS MORATÓRIOS

3.1. O não pagamento de qualquer parcela no tempo, modo e lugar convencionados nesta Confissão de Dívida sujeitará a ESOTV e a BIMI ao acrescimo de juros de mora à razão de 2% (dois por cento) ao mês e correção monetária, pro rata die, de acordo com a variação positiva do IGP-M (FGV) ou índice que vier a substituí-lo nas parcelas em atraso.

CLÁUSULA QUARTA – VENCIMENTO ANTECIPADO DA DÍVIDA

4.1. Além das hipóteses previstas na legislação em vigor, a ocorrência de qualquer um dos eventos abaixo descritos acarretará, automaticamente (sem a necessidade de notificação ou interpelação), o vencimento antecipado da Dívida confessada pela ESOTV no item 1.1. acima, tornando as parcelas vincendas e os encargos moratórios imediatamente exigíveis pela CELLCAST:

i)       Atraso ou falta do pagamento integral de qualquer parcela da Dívida;

ii)     Decretação de falência ou deferimento de recuperação judicial ou extrajudicial da ESOTV; e

iii)   Na ocorrência de caso fortuito, força maior, atos de governo ou eventos fora do controle da ESOTV e BIMI, que inviabilizem o cumprimento das suas obrigações, as mesmas estarão isentas de qualquer multa ou ônus pelo atraso no pagamento das parcelas ora ajustadas.

CLÁUSULA QUINTA – GARANTIA FIDEJUSSÓRIA

5.1. As obrigações assumidas pela ESOTV nesta Confissão de Dívida são garantidas por fiança prestada pela BIMI, que fica reputada como principal pagadora e responsável solidária pelas obrigações principais e acessórias aqui contraídas pela DEVEDORA.

5.2. A fiança ora estipulada passa produzir efeitos a partir da data de assinatura deste instrumento e permanecerá vigente até que o débito confessado e eventuais encargos sejam devidamente quitados em sua integralidade.

5.3. A BIMI neste ato se declara principal pagadora, assumindo em conjunto com a ESOTV todas as obrigações inadimplidas por esta, nos termos do Contrato, renunciando ao benefício de ordem, e em especial aqueles descritos nos artigos 827 e 839 do Código Civil Brasileiro.

5.4. A BIMI declara e se compromete a efetuar, no prazo improrrogável de 48 (quarenta e oito) horas, o pagamento de qualquer importância que venha a ser solicitada pela CELLCAST em decorrência da presente fiança, independentemente de qualquer aviso, comunicação, notificação, consulta, confirmação ou autorização da ESOTV.

5.5. A BIMI não poderá ceder ou transferir, no todo ou em parte, sua posição de garante adotada neste instrumento.

5.6. A ESOTV outorga à BIMI poderes para receber citações, intimações e notificações.

5.7. A BIMI declara que são do seu conhecimento todas as condições estipuladas nessa Confissão de Dívida, com as quais concorda expressamente.

CLÁUSULA SEXTA - DISPOSIÇÕES GERAIS

6.1. A presente Confissão de Dívida é feita em caráter irrevogável e irretratável, obrigando as partes e eventuais sucessores a qualquer título.

6.2. Esta Confissão de Dívida constitui título executivo extrajudicial, na forma do artigo 585, inciso II, do Código de Processo Civil.

6.3. A tolerância ou omissão na exigência do cumprimento de qualquer dos direitos oriundos da presente Confissão de Dívida não constituirá renúncia ao exercício de tal direito, muito menos novação, podendo a obrigação ser exigida a qualquer tempo.

6.4. A ESOTV não poderá ceder ou transferir qualquer um de seus direitos e obrigações decorrentes desta Confissão de Dívida sem o consentimento prévio e por escrito da CELLCAST.

6.5 As Partes desde já acordam que a CELLCAST poderá ceder, total ou parcialmente, os direitos e obrigações decorrentes da presente Confissão de Dívida, para qualquer outra empresa que seja sua controladora, controlada ou a ela coligada, compreendidos esses conceitos nos termos da legislação societária em vigor.

6.6. Todas as notificações exigidas sob esta Confissão de Dívida serão entregues pessoalmente, ou enviadas por carta registrada ou, ainda, transmitidas por fac-símile (com uma cópia de confirmação também enviada por carta registrada) para as Partes nos endereços especificados na qualificação das Partes, ou outros endereços que qualquer das Partes venha a informar à outra por escrito.

6.7. Esta Confissão de Dívida contém o acordo completo entre as Partes com relação ao seu objeto, revogando e substituindo qualquer contrato ou acordo anterior sobre o mesmo objeto e somente poderá ser alterado através de instrumento escrito firmado por ambas as Partes.

6.8. Na hipótese em que quaisquer termos ou disposições da presente Confissão de Dívida venham a ser declarados nulos ou não aplicáveis, tal nulidade ou inexequibilidade não afetará o restante da Confissão de Dívida, que permanecerá em pleno vigor e eficácia, como se tais disposições jamais lhe houvessem sido incorporadas.

6.9. Os tributos que forem devidos em decorrência direta ou indireta desta Confissão de Dívida, ou de sua execução, constituem ônus de responsabilidade do contribuinte ou responsável tributário conforme definido na legislação tributária em vigor, a menos que o presente Contrato tenha disposto de forma diversa.

6.10. As Partes, bem como seus representantes que assinam o presente instrumento, declaram que estão devidamente autorizados a assinarem e a executarem a Confissão de Dívida, na forma de seus respectivos instrumentos sociais.

CLÁUSULA SÉTIMA – FORO DE ELEIÇÃO

7.1. As Partes, de comum acordo, elegem o foro da Comarca da Cidade de São Paulo como competente para dirimir quaisquer dúvidas ou questionamentos oriundos deste Contrato, com expressa renúncia a qualquer outro, por mais privilegiado que seja ou se torne.

Por estarem assim justas e contratadas, as Partes assinam o presente instrumento, em 3 (três) vias de igual teor, juntamente com 2 (duas) testemunhas abaixo assinadas.

São Paulo, __ de agosto de 2.013

CELLCAST UK LIMITED

Nome:

Cargo:

BIMI

Nome:

Cargo:

ESOTV BRASIL PROMOÇÃO PUBLICIDADE LICENCIAMENTO E COMÉRCIO LITDA.

Nome:

Cargo:

Testemunha:

________________________________

Nome:

RG:

Testemunha:

________________________________

Nome:

RG

EXHIBIT C

BIMI GUARANTEE

GUARANTY OF PAYMENT AND PERFORMANCE

This Guaranty of Payment and Performance (“Guaranty”), dated August ___, 2013, is executed and delivered by Brazil Interactive Media, Inc., a Delaware corporation (“Guarantor”), to and in favor of Cellcast UK Limited, a company organized under the laws of England (“Cellcast”), with reference to the following facts:

A. Guarantor is the direct or indirect parent corporation of EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., a limited company duly organized and existing under the laws of Brazil (“EsoTV”, and together with Guarantor, the “BIMI Parties”).

B. Concurrently with the execution and delivery of this Guaranty, Guarantor, EsoTV, Cellcast, and other affiliates and related parties are entering into that certain Settlement and Release Agreement (the “Settlement Agreement”) pursuant to which the BBB (i) are agreeing to pay Cellcast $150,000 in six payments (the “Cash Payments”), and (ii) are delivering to Cellcast a $200,000 Promissory Note in favor of Cellcast (the “Settlement Note”).

C. Section 1.4 of the Settlement Agreement requires Guarantor to execute this Guaranty, and Cellcast would not have entered into the Settlement Agreement or agreed to accept the Settlement Note unless Guarantor guaranteed EsoTV’s performance and obligations under the Settlement Agreement and the Settlement Note in the form of this Guaranty.

D. Guarantor is directly interested in EsoTV’s performance of its obligations under the Settlement Agreement and Settlement Note and will directly benefit as a result of the EsoTV’s agreeing to the terms of the Settlement Agreement and Settlement Note.

THEREFORE, for good, adequate and valuable consideration, the receipt of which is hereby acknowledged by Guarantor, Guarantor agrees as follows:

Guarantor does hereby unconditionally and irrevocably guarantee to Cellcast the timely and complete performance, discharge and payment of all of EsoTV’s obligations and liabilities under the (i) Settlement Agreement, including the timely payment of the Cash Payments, and (ii) the Settlement Note (collectively, the “Guaranteed Obligations”). This Guaranty is conditionally delivered, and subject to the performance by Cellcast of Cellcast’s obligations pursuant to the Settlement Agreement and the Settlement Note.

Nothing herein contained shall affect, impair, diminish or qualify any of the rights or remedies of Cellcast under the Settlement Agreement and Settlement Note (collectively, the “Transaction Documents”). A separate action or actions may be brought and prosecuted against Guarantor hereunder, whether or not an action is brought against EsoTV under the Transaction Documents, and whether or not EsoTV is joined in any action against Guarantor. Nothing contained herein shall be deemed or construed to obligate Cellcast to pursue or exhaust its remedies against any person, party or collateral (including, without limitation, EsoTV) prior to enforcing its rights under this Guaranty. Guarantor consents to EsoTV’s execution, delivery and performance of the Transaction Documents.

Solely for purposes of this Guaranty, Guarantor acknowledges and agrees that (a) EsoTV’s execution, delivery and performance of its obligations under the Transaction Documents have been duly authorized by all requisite action on the part of EsoTV; and (b) the Transaction Documents constitute the legal, valid and binding obligation of EsoTV, enforceable against EsoTV in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors and by general principles of equity whether considered at law or in equity.

This Guaranty (a) is an absolute, unconditional, and continuing guaranty of payment and performance, which shall remain in full force and effect without respect to future changes in conditions; and (b) shall be valid, irrespective of the validity, regularity or enforceability of any instrument, writing or agreement relating to the Transaction Documents or the Guaranteed Obligations, whether or not the Guaranteed Obligations are due or to become due before or after any bankruptcy, insolvency or dissolution proceeding involving EsoTV.

The obligations of Guarantor hereunder are independent of the obligations of EsoTV, and a separate action may be brought by Cellcast against Guarantor whether such action is brought against EsoTV or whether EsoTV is joined in such action. Guarantor agrees that, if EsoTV fails to pay or perform any of the Guaranteed Obligations when due, Guarantor’s liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Cellcast of whatever remedies they may have against EsoTV.

To the maximum extent permitted by law, Guarantor hereby waives: (1) notice of acceptance hereof; (2) notice of the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations; (4) notice of any adverse change in the financial condition of EsoTV or of any other fact that might increase the Guarantor’s risk hereunder; and (5) all other notices and demands to which the Guarantor might otherwise be entitled as a surety or guarantor of the Guaranteed Obligations. To the maximum extent permitted by law, Guarantor hereby waives the right by statute or otherwise to require Cellcast to institute suit against EsoTV or any third party or to exhaust any rights and remedies which Cellcast has or may have against EsoTV or any third party. In this regard, Guarantor agrees that it is bound to the payment and performance of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Cellcast by the Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense of EsoTV (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) or by reason of the cessation from any cause whatsoever of the liability of EsoTV in respect thereof. Guarantor expressly waives and relinquishes all rights, remedies, benefits, and defenses accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights, remedies, benefits, or defenses.

To the maximum extent permitted by law, Guarantor hereby waives any right of subrogation the Guarantor has or may have as against EsoTV with respect to the Guaranteed Obligations until the Guaranteed Obligations are fully paid and performed. In addition, Guarantor hereby waives any right to proceed against EsoTV for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against EsoTV with respect to the Guaranteed Obligations until the Guaranteed Obligations are fully paid and performed. Guarantor hereby also waives any rights to recourse to or with respect to any asset of EsoTV until the Guaranteed Obligations are fully paid and finally discharged.

Guarantor consents and agrees that, without notice to or by Guarantor, and without affecting or impairing the obligations of Guarantor hereunder, Cellcast may, by action or inaction: (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce, the Transaction Documents; (b) amend or modify in any manner and at any time (or from time to time) the Transaction Documents; or (c) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations or any portion thereof.

The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Cellcast are no longer subject to any right on the part of any person including, without limitation, EsoTV as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of EsoTV’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Cellcast is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Cellcast is required to repay plus any and all costs and expenses (including reasonable attorneys' fees) paid by Cellcast in connection therewith.

Guarantor represents and warrants to Cellcast that Guarantor is currently informed of the financial condition of EsoTV and of all other circumstances, which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Cellcast that Guarantor has read and understands the terms and conditions of the Transaction Documents. Guarantor hereby covenants that Guarantor will continue to keep informed of EsoTV’s financial condition and of all other circumstances, which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including reasonable attorneys' fees) incurred by Cellcast in enforcing this Guaranty; second, to all accrued and unpaid interest, if any, constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

This Guaranty, and each and every part hereof, shall be binding upon Guarantor, and its successors and assigns and inure to the benefit of Cellcast and its respective successors and assigns, provided that the foregoing provision shall not be construed as permitting Guarantor to assign his obligations hereunder. This Guaranty constitutes the entire agreement between the parties relating to the subject matter hereof and is the final and complete expressions of their intent. This Guaranty can only be changed, modified, waived or discharged if consented to in a writing duly signed and delivered by Cellcast.

This Guaranty shall be governed by and interpreted in accordance with the laws of the State of Delaware. In any action brought under or arising out of this Guaranty, Guarantor irrevocably and unconditionally (a) consents to the jurisdiction of any competent court within the State of Delaware; (b) consents to service of process by any means authorized by Delaware law; and (c) agrees that Cellcast may commence any such action in any other court having jurisdiction in which the Guarantor has an office.

In the event of default of the Settlement Note by EsoTV and failure to perform under this Guaranty by Guarantor, if Cellcast is forced to enforce this Guaranty in court, Guarantor agrees to reimburse Cellcast for reasonable attorneys’ fees and costs incurred by Cellcast in connection therewith (including, without limitation, in any appellate or post-judgment proceedings).

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date set forth above.

BRAZIL INTERACTIVE MEDIA, INC. By: Name: Title:

EXHIBIT D

LOCK-UP AND LEAK OUT AGREEMENT

This LOCK-UP AND LEAK-OUT AGREEMENT (the “Agreement”) is made as of August ___, 2013 (the “Effective Date”) by and between Brazil Interactive Media, Inc., a Delaware corporation, (the “Company”), and the undersigned holder of common stock (the “Stockholder”) of the Company.

  WHEREAS, the Stockholder owns 1,000,000 shares (the “Shares”) of the Company’s common stock (the “Common Stock ”); and

 WHEREAS, to ensure the development of an orderly trading market in the Company’s Common Stock, the Company and the undersigned intend to enter into this Agreement that provides the circumstances under which the undersigned may sell or otherwise dispose of shares of the Company’s securities; and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the undersigned Stockholder agree as follows:

1.     Twenty-Four Month Prohibition on Sales or Transfers. The Stockholder, including the Stockholder’s Affiliated Entities (as defined below), hereby agrees that for a period of twenty-four (24) months from the date of this Agreement (the “Lock-Up Period”), the Stockholder will not offer, sell, contract to sell, pledge, give, donate, transfer or otherwise dispose of, directly or indirectly, any shares of the common stock of the Company (the “Common Stock ”) or securities convertible into or exercisable for Common Stock issued to the Stockholder (the “Lock-Up Shares”) or securities or rights convertible into or exchangeable or exercisable for any Lock-Up Shares, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic or voting consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of the Lock-Up Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement (the “Lock-Up Agreement”). As used in this Agreement “Affiliated Entities” shall mean any legal entity, including any corporation, limited liability company, partnership, not-for-profit corporation, estate planning vehicle or trust, which is directly or indirectly owned or controlled by the Stockholder or his or her descendants or spouse, of which such Stockholder or his or her descendants or spouse are beneficial owners, or which is under joint control or ownership with any other person or entity subject to a lock-up agreement regarding the Common Stock with terms substantially identical to this Agreement.

2.     Restrictions on Sales; Volume Limitations. Beginning the sooner of: (i) March 28, 2014 or (ii) immediately upon the effectiveness of a registration statement as declared by the U.S. Securities and Exchange Commission, in which shares of the Stockholder’s Common Stock have been registered, if the share price of the Common Stock (“Share Price”) exceeds thirty cents ($0.30) per share, the Stockholder shall have the right to effect open market sales of his Common Stock in an aggregate amount equal to 0.0215 multiplied by the total weekly volume, of the Common Stock (“Sellable Shares”). If during the Lock-Up Period the Share Price is less than thirty cents ($0.30) per share, the Stockholder shall not have the right to effect any open market sales of his Common Stock during such times that the Share Price is below thirty cents ($0.30) per share.

If during the Lock-Up Period the share price of the Common Stock (‘Share Price”) exceeds sixty-cents ($0.60) per share, the Stockholder shall have the right to effect open market sales of his Common Stock in an aggregate amount equal to 0.0322 multiplied by the total weekly volume in the Common Stock, during such time that the Share Price is above sixty-cents ($0.60).

If during the Lock-Up Period the Share price exceeds ninety-cents ($0.90) per share, the Holder shall have the right to effect open market sales of his Common Stock in an aggregate amount equal to 0.0430 multiplied by the total weekly volume in the Common Stock, only during that time the Common Stock is trading above ninety-cents ($0.90) per share.

If during the Lock-Up Period the Share Price exceeds two dollars ($2.00) per share, there shall be no limitations on the amount of Common Stock that may be sold by the Stockholder, during such time the Share Price is above two dollars ($2.00).

The amount of Sellable Shares that may be sold pursuant to this Section 2, shall rounded up or down, to the nearest one hundred (100) shares. Sellable Share amounts equaling less than one hundred (100) shares shall be rounded up to equal one hundred shares.

By way of example only, if the Stockholder’s multiplier is equal to 0.00055 when the share price is equal to or below sixty-cents ($0.60), and during one week the share price and total volume of the Common Stock is equal to fifty-cents ($0.50) and one-hundred thousand (100,000) shares, respectively, then the Stockholder shall apply his multiplier (0.00055) to one-hundred thousand (100,000) which generates a product of 55 shares. Because the amount of shares is less than one-hundred (100), the Stockholder will be eligible to sell one-hundred (100) shares during that week.

If during one week the share price and total volume of the Common Stock is equal to fifty-cents ($0.50) and two-hundred thousand (200,000) shares, respectively, then the Stockholder shall apply his multiplier (0.00055) to two-hundred thousand (200,000) which generates a product of one-hundred and ten (110) shares. Because the amount of shares is greater than one-hundred (100), the Stockholder will be eligible to sell only that amount which results from the application of the multiplier to the total volume of the Common Stock, which in this example, is equal to one-hundred and ten (110) shares.

Sellable Share amounts are not cumulative. If the Stockholder waives his rights at any time during the Lock-Up Period, pursuant to this Section 2 (“Waivable Period”), the calculated Sellable Share amounts for those Waivable Periods, shall not be accrued and added to Sellable Shares amounts, in a future period.

3.   Application of this Agreement to Shares Sold or Otherwise Transferred. So long as such sales or other Transfers are made in compliance with the requirements of this Agreement, Lock-Up Shares sold in the public market shall thereafter not be subject to the restrictions on sale or other Transfer contained in this Agreement.  Lock-Up Shares sold or otherwise Transferred in private sales or other Transfers pursuant to an Option shall thereafter not be subject to the restrictions on sale or other Transfer contained in this Agreement.

4. Attempted Transfers. Any attempted or purported sale or other Transfer of any Lock-Up Shares by the Stockholder in violation or contravention of the terms of this Agreement shall be null and void ab initio. The Company shall instruct its transfer agent to, reject and refuse to transfer on its books any Lock-Up Shares that may have been attempted to be sold or otherwise Transferred in violation or contravention of any of the provisions of this Agreement and shall not recognize any person or entity.

5. Broker and Account Verification. The Stockholder agrees and consents to (i) effect sales of the Lock-Up Shares through a broker approved by the Company’s board of directors, (ii) the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock and Leak-Out Agreement.

6. Broker Authorization. The Stockholder hereby authorizes any and all brokers, for all accounts holding the Stockholder’s Lock-Up Shares, to provide directly to the Company, immediately upon the Company’s request, a copy of all account statements showing the Lock-Up Shares and all trading activity in the Lock-Up Shares during the Lock-Up Period.

7. Waiver of Claims. The Stockholder hereby irrevocably waives any and all known or unknown claims and rights, whether direct or indirect, fixed or contingent, that the Stockholder may now have or that may hereafter arise against the Company or any of its affiliates, or any of its respective officers, directors, stockholders, employees, agents, attorneys or advisors arising out of the negotiation, documentation of this Agreement.

8. Acknowledgement of Representation. The Stockholder represents and warrants to the Company that the Stockholder was or had the opportunity to be represented by legal counsel and other advisors selected by Stockholder in connection with this Agreement. The Stockholder has reviewed this Agreement with his, her or its legal counsel and other advisors and understands the terms and conditions hereof.

9. Legends on Certificates. All Lock-Up Shares now or hereafter owned by the Stockholder, except any shares purchased in open market transactions by Stockholders that are not affiliates (as such term is defined under securities laws) of the Company, shall be subject to the provisions of this Agreement and the certificates representing such Lock-Up Shares shall bear the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT, OR OTHERWISE SATISFIES ITSELF, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF A LOCK-UP AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

10. Registration Rights. The Stockholder shall be entitled to registration rights for the registration of the Shares if, within six months after the Effective Date, the Company files with the Securities and Exchange Commission a Registration Statement, under the Securities Act for the resale of the Company’s Common Stock. In the event the Company does file such a

Registration Statement, the Stockholder will have certain “piggyback” registration rights allowing for their respective Shares to be included in Registration Statement. Notwithstanding, the Stockholder acknowledges that the Company shall only be permitted to register with the Securities and Exchange Commission an amount of the Company’s shares of common stock that does not exceed the limitations imposed by Rule 415 and, as such, the Company may be required to limit and cutback the amount of Shares that may be registered pursuant to a particular Registration Statement, including Shares held by the Stockholder. The Company is not under any obligation to file a Registration Statement.

11. Governing Law; Venue. This Agreement will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware, without regard to the conflict of laws principles thereof. Each of the Parties: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in the Courts located in the County of New Castle, in the State of Delaware, or in the United States District Court located in Wilmington, Delaware, (ii) waives any objection that if may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the Courts located in the County of New Castle, in the State of Delaware, or in the United States District Court located in Wilmington, Delaware in any such suit, action or proceeding. Each the parties further to accept and acknowledge service of any and all process that may be served in any suit, action or proceeding in the Courts located in County of New Castle, in the State of Delaware, or in the United States District Court located in Wilmington, Delaware.

11. Binding Effect. This Agreement will be binding upon and inure to the benefit of the Company, its successors and assigns and to the Stockholder and their respective permitted heirs, personal representatives, successors and assigns.

12. Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes all prior written and oral agreements, arrangements and understandings relating to the subject matter hereof.  This Agreement may not be changed orally, but may only be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

13. Remedies. The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in such party’s sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive relief or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party hereto waives any objection to the imposition of such relief. All rights, powers and remedies provided under this

Agreement or otherwise available in respect hereof, whether at law or in equity, shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

14. Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, of the parties hereto.

        IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

BRAZIL INTERACTIVE MEDIA, INC.

By: _________________________________

Name:  Themistocles Psomiadis

Title: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have caused this Lock-Up Leak-Out Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Stockholder: Cellcast UK Limited

Signature of Authorized Signatory of Stockholder:  ____________________________

Name of Authorized Signatory:  ____________________________

Title of Authorized Signatory:   ____________________________

Telephone Number of Stockholder:   ____________________________

Email Address of Stockholder: ____________________________

Facsimile Number of Stockholder: ____________________________

Address for Notice of Stockholder:

Address for Delivery of Shares for Stockholder (if not same as address for notice):

STOCKHOLDER’S SPOUSE (if and as applicable):

The undersigned spouse of the Stockholder has read and hereby approves the foregoing Agreement and agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall be similarly bound by the Agreement. I hereby irrevocably appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Signature: ____________________________

Name:  ____________________________

Signature of Authorized Signatory of Spouse: __________

EXHIBIT E

COMMON STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), between Brazil Interactive Media, Inc., a Delaware corporation (the “Company”), and Cellcast UK Limited, a British limited company (the “Purchaser”), is effective as of August 5, 2013 (“Closing Date”).

The parties agree as follows:

1.      Sale of Stock. The Company hereby agrees to issue and sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 1,000,000 shares of the Company’s Common Stock par value $0.00001 per share (the “Shares”).

2.      Purchase Consideration. The Purchase Consideration for the Shares shall be the promises and covenants made in that certain Settlement Agreement and Release by and between the Company, the Purchaser and certain other parties named therein, dated August 5, 2013, the sufficiency of which is hereby acknowledged.

3.      Lock Up and Leak Out Agreement. The Purchaser hereby executes and enters into the Seller’s separate Lock Up and Leak Out Agreement governing the sale and transfer of the Shares, such Lock Up and Leak Out Agreement being incorporated by reference in its entirety herein as executed by the Purchaser. The sale of the Shares by the Seller to the Purchaser is conditional upon the delivery of the executed Lock Up and Leak Out Agreement by the Purchaser to the Seller.

4.      The Purchaser hereby represents, warrants, acknowledges and covenants to the Company (which representations, warranties, acknowledgments and covenants shall be true and correct on the date thereof and at the Closing Date, with the same force and effect as if they had been made as at the Closing Date and which shall survive Closing) and acknowledges that the Company and its counsel, are relying thereon, that:

(a)	The Purchaser is located outside the “United States,” as such term is defined in Regulation S promulgated under the 1933 Act (“Regulation S”), and is not a “U.S. person,” as such term is defined in Regulation S, and is not purchasing the Shares by or on behalf a person inside the United States or a U.S. Person. The purchase of the Shares was conducted in an “offshore transaction,” as such term is defined in Regulation S, such that when the offer to purchase the Shares was made, such Purchaser was not a person within the United States, and at the time of purchase, the Purchaser is located outside the United States;
(b)	The Purchaser is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act, applicable state Shares laws and applicable foreign Shares laws; provided, however, that by making the representations herein, such Purchaser reserves the right to dispose of all or any part of the Shares at any time in accordance with or pursuant to an effective registration statement covering such Shares or an available exemption under the 1933 Act, including, without limitation, Regulation S. The Purchaser further represents that in consummating the transactions set forth herein: there is no intent to place the Shares offshore in an attempt to evade registration requirements with the result that the incidents of ownership never leave the domestic market, or that all or a substantial portion of any economic risk will be returned to the US market during the restricted period under Rule 903 or that there is no reasonable expectation that the Shares could be viewed as actually coming to rest abroad. There is no intent on the part of the Purchaser to enter into the transactions contemplated hereby for the purpose of “washing off” the resale restrictions through the use of Rule 904. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time, except that the Purchaser agrees that in connection with the resale of any Shares under Regulation S to comply with the offering restrictions set forth in Regulation S, including Rule 903(b)(2), and to not sell any Shares during the distribution compliance period as defined in Rule 903(b)(2) to a US person or for the account or benefit of a US person. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares, in violation of United States federal or state Shares laws or applicable Canadian or provincial Shares laws;

(c)	The Purchaser has been independently advised as to restrictions with respect to trading in the Shares imposed by applicable Shares legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges that it is aware of the characteristics of the Shares, the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except pursuant to exemptions under applicable legislation and regulatory policy and that the Shares will be subject to resale restrictions and will bear a legend to this effect;
(d)	The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions or exclusions from the registration requirements of United States federal and state Shares laws and applicable state and foreign laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Shares;
(e)	The decision to execute this Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and that the decision is based entirely upon its review (the receipt of which is acknowledged) of information provided to the Purchaser. The Purchaser understands that its investment in the Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice, as it has considered necessary, to make an informed investment decision with respect to its acquisition of the Shares;

(f)	The Purchaser understands that: (i) the Shares have not been registered under the 1933 Act or any applicable state securities laws, and may not be offered for sale, sold, pledged, assigned or otherwise transferred unless (A) subsequently registered thereunder, or (B) such Purchaser shall have delivered to the Company an opinion of counsel in a form reasonably acceptable to the Company to the effect that such Shares to be sold, assigned, pledged or otherwise transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Shares;
(g)	The Purchaser understands that the certificates or other instruments representing the Shares and all certificates issued in substitution thereof and in exchange therefore shall bear restrictive legends in substantially the following forms (and a stop ¬transfer order may be placed against transfer of such share certificates), until such time as it is no longer required under applicable Shares laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT, OR OTHERWISE SATISFIES ITSELF, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF A LOCK-UP AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

The legends set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder, unless the legend is otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Shares are registered under the 1933 Act and applicable state securities laws, or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the 1933 Act;

(h)	The Purchaser has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
(i)	This Agreement is not enforceable by the Purchaser unless and until it has been accepted by the Company;
(j)	Is a resident at the address provided as the Purchaser’s “Residential Address” or “Head Office Address”;
(k)	If an individual, the Purchaser is of full age of majority and is legally competent to execute this Agreement and take all action pursuant thereto;
(l)	This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Purchaser;
(m)	Understands that the sale and delivery of the Shares is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;
(n)	If the Purchaser is a Company, syndicate, partnership or other form of unincorporated organization, the person executing this Agreement on behalf of the Purchaser has the necessary power and authority to do so and the investment contemplated hereby has been duly authorized by all necessary action of the undersigned;
(o)	If required by applicable securities legislation, policy or order or Shares commission, or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Shares;
(p)	It has had access to such additional information and has made such investigations, if any, concerning the Company as it has considered necessary so as to make an informed investment decision in connection with an investment in the Shares and it has not received, nor has it requested, nor does it have any need to receive, any other document describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision with respect to the Shares;

(q)	It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and is able, by virtue of its net worth and knowledge and experience in financial and business matters, to protect its own interests in connection with the investment and bear the economic loss of such investment without substantially affecting its assets or business affairs;
(r)	It consents to the Company making a notation on its records or giving instructions to any transfer agent of the Shares and any Shares issuable in exchange therefore or in substitution thereof in order to implement the restrictions on transfer set forth herein;
(s)	As the Shares are subject to resale restrictions under applicable securities legislation and policies the Purchaser shall comply with all relevant securities legislation and policies concerning any resale of the Shares and shall consult with its own legal advisers with respect to such compliance; and
(t)	The Purchaser acknowledges that the foregoing representations, warranties and acknowledgments and covenants are made by it with the intent that they may be relied upon in determining its eligibility to purchase the Shares under relevant securities legislation. The Purchaser further agrees that by accepting the Shares subscribed for pursuant hereto, at the Closing Date, it shall be representing and warranting that the foregoing representations, warranties and acknowledgments and covenants are true as at the Closing Date with the same force and effect as if they had been made by it as at the Closing Date and will survive the completion of the sale of such Shares. The Company shall be entitled to rely on the representations, warranties, acknowledgments and covenants of the Purchaser contained hereto and the Purchaser shall indemnify and hold harmless the Company for any loss or damage it may suffer as a result of any misrepresentation by the Purchaser.

5. Registration Rights. The Purchaser may be entitled to certain registration rights for the registration of the Shares if, within six months from the issue date of the Shares, the Company files with the Commission a Registration Statement, under the Securities Act for the resale of the Company’s Common Stock. In the event the Company does file such a Registration Statement, the Purchaser will have certain “piggyback” registration rights allowing for their respective Shares to be included in Registration Statement. Notwithstanding, the Purchaser acknowledges that the Company shall only be permitted to register with the Securities and Exchange Commission an amount of the Company’s shares of common stock that does not exceed the limitations imposed by Rule 415 and, as such, the Company may be required to limit and cutback the amount of Shares that may be registered pursuant to a particular Registration Statement, including Shares held by the Purchaser. The Company is under no obligation to file a Registration Statement.

6. Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

7. General Provisions.

            This Agreement shall be governed by the laws of Delaware.

            This Agreement represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser and may only be modified or amended in writing signed by both parties.

            Any notice, demand, offer, request or other communication required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service or (v) four days after being deposited in the U.S. mail, First Class with postage prepaid and return receipt requested, and addressed to the other party’s address as set forth on the signature page to this Agreement, as may be updated by notice in accordance with this Agreement.

            The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative. Failure to enforce any provision or provisions of this Agreement shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

            The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

            Should any provision of this Agreement be found to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable to the greatest extent permitted by law.

            Any and all controversies, claims, or disputes arising out of, relating to, or resulting from this Agreement shall be subject to binding arbitration under the Arbitration Rules set forth in the Delaware Uniform Arbitration Act (the “Rules”) and pursuant to Delaware law. Purchaser agrees that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers, prior to any arbitration hearing. Purchaser also agrees that the arbitrator shall have the power to award any remedies, including attorneys’ fees and costs, available under applicable law. Purchaser understands that each party shall bear its own costs and expenses, including attorney’s fees, incurred in connection with any Arbitration. The decision of the arbitrator shall be in writing. Except as provided by the Rules, arbitration shall be the sole, exclusive and final remedy for any dispute under this Agreement. Accordingly, except as provided for by the Rules, neither the Purchaser nor the Company will be permitted to pursue court action regarding this Agreement. In addition to the right under the Rules to petition a court for provisional relief, the Purchaser agrees that any party may also petition a court for injunctive relief where either party alleges or claims a violation of any confidential information or invention assignment agreement between the Purchaser and the Company or any other agreement regarding trade secrets, confidential information, or non-solicitation. In the event either party seeks injunctive relief, the prevailing party shall be entitled to recover reasonable costs and attorney’s fees.

            This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

BRAZIL INTERACTIVE MEDIA, INC.

Themistocles Psomiadis, CEO

CELLCAST UK LIMITED

____________________________________________

Andrew Wilson, CEO

EXHIBITS F1 TO F11

INDIVIDUAL RELEASES

EXHIBIT F1

RELEASE BY CELLCAST UK LIMITED

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Cellcast UK Limited (“Releasor”) in favor of Dutchess Advisors LLC, Dutchess Opportunity Fund II LP, Dutchess Global Strategies Fund LLC, Douglas H. Leighton, Michael Novielli, Brazil Interactive Media, Inc., Themistocles Psomiadis, Alan T. Hawkins, EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., Brazil Interactive Holdings, LLC, Andrea Villas Boas and Percival Palesel (“Released Parties”).

RECITALS:

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F1 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees,

subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

CELLCAST UK LIMITED

________________________________

Andrew Wilson, CEO

EXHIBIT F2

RELEASE BY SKY TELEMEDIA (UK) LIMITED

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August 5, 2013, by Sky Telemedia (UK) Limited (“Releasor”) in favor of Dutchess Advisors LLC, Dutchess Opportunity Fund II LP, Dutchess Global Strategies Fund LLC, Douglas H. Leighton, Michael Novielli, Brazil Interactive Media, Inc., Themistocles Psomiadis, Alan T. Hawkins, EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., Brazil Interactive Holdings, LLC, Andrea Villas Boas and Percival Palesel (“Released Parties”).

RECITALS:

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F2 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

SKY TELEMEDIA (UK) LIMITED

________________________________

Craig Gardiner, Director

EXHIBIT F3

RELEASE BY CELLCAST PLC

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as August __, 2013, by Cellcast PLC (“Releasor”) in favor of Dutchess Advisors LLC, Dutchess Opportunity Fund II LP, Dutchess Global Strategies Fund LLC, Douglas H. Leighton, Michael Novielli, Brazil Interactive Media, Inc., Themistocles Psomiadis, Alan T. Hawkins, EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., Brazil Interactive Holdings, LLC, Andrea Villas Boas and Percival Palesel (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F3 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

CELLCAST PLC

________________________________

Andrew Wilson, CEO

EXHIBIT F4

RELEASE BY ESOTV

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda. (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F4 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

ESOTV BRASIL PROMOÇÃO PUBLICIDADE LICENCIAMENTO E COMÉRCIO LTDA.

_______________________________________________

Daniel Kiesk, CEO

EXHIBIT F5

RELEASE BY BIMI

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Brazil Interactive Media, Inc. (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F5 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

BRAZIL INTERACTIVE MEDIA, INC.

_____________________________________

Themistocles Psomiadis, CEO

EXHIBIT F6

RELEASE BY BIH

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Brazil Interactive Holdings LLC (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F6 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

BRAZIL INTERACTIVE HOLDINGS LLC

_____________________________________

Andrea Villas Boas, Sole Member

EXHIBIT F7

RELEASE BY DUTCHESS ADVISORS LLC

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Dutchess Advisors LLC (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F7 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

Dutchess Advisors LLC

________________________________

Michael Novielli, Director

EXHIBIT F8

RELEASE BY DUTCHESS OPPORTUNITY FUND II LP

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Dutchess Opportunity Fund II LP (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F8 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

Dutchess Opportunity Fund II LP

________________________________

Michael Novielli, Director

EXHIBIT F9

RELEASE BY DUTCHESS GLOBAL STRATEGIES FUND LLC

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Dutchess Global Strategies Fund LLC (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F9 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

Dutchess Global Strategies Fund LLC

________________________________

Michael Novielli, Member

EXHIBIT F10

RELEASE BY DOUGLAS H. LEIGHTON

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Douglas H. Leighton (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F10 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

Douglas H. Leighton

________________________________

An Individual

EXHIBIT F11

RELEASE BY MICHAEL NOVIELLI

RELEASE

THIS RELEASE (hereinafter, the "Release") is made as of August __, 2013, by Michael Novielli (“Releasor”) in favor of Cellcast UK Limited, Cellcast PLC, and Sky Telemedia (UK) Limited (“Released Parties”).

RECITALS

Releasor has entered into a Settlement Agreement dated August __, 2013 (“Settlement Agreement”) with the Released Parties, to which this Release is attached and incorporated as Exhibit F11 and, as a condition to such Settlement Agreement, Releasor grants this release in favor of the Released Parties.

NOW, THEREFORE, Releasor agrees as follows:

1. In consideration of the payments set forth in the Settlement Agreement, Releasor hereby completely releases and forever discharges the Released Parties from any and all past, present or future claims, demands, obligations, actions, causes of action, rights, damages, costs, loss of services, expenses and compensation of any nature whatsoever, whether based on a tort, contract or other theory of recovery, which the Releasor now have, or which may hereafter accrue or otherwise be acquired, on account of, or may in any way grow out of, or which are the subject of the Releasor’s allegation (and all related matters) including, without limitation, any and all known or unknown claims for Releasor, or any future claim of Releasor’s representatives, affiliates, subsidiaries or assigns, which have resulted or may result from any alleged acts or omissions of the Released Parties.

2. This release and discharge shall also apply to the Released Parties’ past, present and future officers, directors, stockholders, attorneys, agents, servants, representatives, employees, subsidiaries, affiliates, partners, predecessors and successors in interest, heirs and assigns and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated.

3. This release, on the part of the Releasor, shall be a fully binding and complete settlement among the Releasor, the Released Parties, and their affiliates, subsidiaries, assigns and successors.

4. The Releasor acknowledges and agrees that the release and discharge set forth above is a general release. Releasor expressly waives and assumes the risk of any and all claims for damages which exist as of this date, but of which the Releasor does not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect Releasor’s decision to enter into the Settlement Agreement. The Releasor further agrees that Releasor has accepted payment of the sums specified herein as a complete compromise of matters involving disputed issues of law and fact. Releasor assumes the risk that the facts or law may be other than Releasor believe. It is understood and agreed to by the parties that this settlement is a compromise of a disputed claim, and the payments are not to be construed as an admission of liability on the part of the Released Parties, by whom liability is expressly denied.

5. Releasor represents, warrants and covenants that it has not heretofore assigned or transferred, or purported to assign or transfer, and will not hereafter purport to assign or transfer, to any person or entity, any claim or other matter intended to be released hereby, or any portion thereof or interest therein. Releasor covenants and agrees that it will not file any complaint, charge, or claim against the Releasees or any of them with any court, agency or administrative or decision-making entity or person related to the matter intended to be released hereby.

IN WITNESS WHEREOF, Releasor has executed this Release on the day and year first set forth above.

Michael Novielli

________________________________

An Individual